Exhibit 32.1

Certification of the Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Warner Music Group Corp. (the “Company”) on Form 10-K for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edgar Bronfman, Jr., Chief Executive Officer of Warner Music Group Corp., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 29, 2007

/s/ EDGAR BRONFMAN, JR.
Edgar Bronfman, Jr. Chief Executive Officer